Climate change	12 Months Ended
Jun. 30, 2024
Disclosure Of Climate Change [Abstract]
Climate change
16 Climate change
The Group recognises that warming of the climate is unequivocal, the human influence is clear and physical impacts are unavoidable. Identifying, monitoring and assessing the actual and potential impacts of climate change is complex and the Group continues to develop its assessment of the actual and potential financial impacts of climate-related risks (threats and opportunities), including the transition to a net zero economy and physical risk impacts.
The Group’s current climate change strategy focuses on:

•	building a portfolio to support the megatrends shaping our world, including future-facing commodities (copper, nickel and potash) and steelmaking materials (iron ore and steelmaking coal)

•	reducing operational (Scopes 1 and 2 from operated assets) greenhouse gas (GHG) emissions

•	investing in low to zero GHG emissions technologies

•	supporting Scope 3 GHG emissions reductions in the Group’s value chain and promoting product stewardship

•	managing climate-related risks

•	working with others to enhance the global policy and market response
Areas of these Financial Statements that may be impacted in connection with this strategy throughout the value creation and delivery cycle of the Group’s operations, include:

Phase	Areas of potential Financial Statement impact
Exploration and acquisition	• Financial impact of portfolio decisions
Development and mining / Process and logistics
•   Impact of transition risks on asset carrying values
•   Physical climate-related risks and asset carrying values
•   Application of carbon pricing assumptions and acquisition of carbon credits
•   Useful economic lives of property, plant and equipment
•   Expenditure on operational (Scopes 1 and 2 from operated assets) decarbonisation

Sales, marketing and procurement	• Expenditure to support value chain (Scope 3) decarbonisation
Closure and rehabilitation	• Timing, scope and expected cost of closure and rehabilitation activities
At
the date of issue of these Financial Statements, indicators show the appropriate measures are not in place globally to drive decarbonisation at the pace or scale required to achieve the aim of the Paris Agreement to limit the global average temperature increase to 1.5°C above pre-industrial levels. The significant judgements and key estimates used in the preparation of these Financial Statements reflect the Group’s current planning range (which implies a projected global average temperature increase of approximately 2°C by CY2100), as described below.
While not the basis of preparation of these Financial Statements, the Group continues to perform sensitivity analysis under the Group’s 1.5°C scenario to consider potential Financial Statement impacts of commodity and carbon prices in a rapidly decarbonising world. The Group’s 1.5°C scenario is not a forecast of what is likely to occur.
Future changes to the Group’s climate change strategy or global decarbonisation trends may impact the Group’s significant judgements and key estimates, and result in material changes to financial results, cash flows and the carrying values of certain assets and liabilities in future reporting periods.
Financial impact of portfolio decisions
Over recent years, the Group has repositioned its portfolio towards commodities that can help enable and support the megatrends of decarbonisation and electrification, urbanisation and population growth. Refer to note 2 ‘Revenue’, which presents current and prior year revenue by commodity. Key portfolio changes the Group has made in FY2024 include:

•	sanctioning of the Jansen Stage 2 potash investment (following approval of Jansen Stage 1 in FY2022)

•
further consolidation of the Group’s steelmaking coal portfolio to concentrate on the higher-quality (grade) coals (which enable steelmakers to be more efficient and operate with a lower GHG emissions intensity) through the divestment of Blackwater and Daunia mines from the BHP Mitsubishi Alliance (BMA) (following the divestment of the Group’s interest in BHP Mitsui Coal in FY2022)

In recent years, the Group also:

•	completed the acquisition of OZ Minerals in FY2023 to support the creation of a South Australia copper basin

•	completed the divestment of the Group’s Petroleum business through its merger with Woodside in FY2022

•	divested the Group’s interest in the Cerrejón non-operated energy coal joint venture in FY2022
Also in FY2022, the Group announced that it would retain New South Wales Energy Coal (NSWEC) in its portfolio, seek the relevant approvals to continue mining beyond the current consent that expires at the end of FY2026 and proceed with a managed process to cease mining at the asset by the end of FY2030.
Following impairments recognised in previous periods, the net carrying value of NSWEC at 30 June 2024 is approximately negative US$200 million comprising property, plant and equipment (PP&E) of approximately US$540 million and closure provisions and other liabilities of approximately US$740 million. As at 30 June 2024, the potential exposure to further impairment for NSWEC is limited to the book value of PP&E of US$540 million, with the forecast cash flows over the proposed operating period supporting the current carrying value. Further, the useful lives of NSWEC PP&E do not exceed the remaining proposed operating period.
In July 2024, the Group announced that the Nickel West operations and West Musgrave project (Western Australia Nickel) would be temporarily suspended from October 2024. Refer to note 13 ‘Impairment of non-current assets’ for further details.

Impact of transition risks on asset carrying values
Significant judgements and key estimates in relation to the preparation of these Financial Statements, including asset carrying values and impairment assessments, are impacted by the Group’s current assessment of the range of economic and climate-related conditions that could exist in the world’s transition to a net zero economy, considering the current trajectory of society and the global economy as a whole.
For example, demand for the Group’s commodities may decrease due to policy, regulatory (including carbon pricing mechanisms), legal, technological, market or societal responses to climate change, resulting in a proportion of a cash generating unit’s (CGU) reserves becoming incapable of extraction in an economically viable fashion. Alternatively, technological or market developments increasing demand for commodities in the portfolio that help enable decarbonisation may have a positive impact on prices for those commodities.
The Group has developed three unique planning cases which comprise the Group’s planning range: a ‘most likely’ base case, used as the basis for judgements and assumptions in these Financial Statements, and an upside case and downside case that provide the range’s boundaries. The three cases reflect proprietary forecasts for the global economy and associated sub-sectors (i.e. energy, transport, agriculture and steel) and the resulting market outlook for the Group’s core commodities.
Given the complexity and inherent uncertainty of long run forecasting, these pathways are reviewed periodically to reflect new information, with a process in place to assess the need to update internal long-term price outlooks for developments in the periods between pathway updates.
The Group reflects the planning range and associated price outlooks in the internal valuations used as the basis for the Group’s impairment assessments.
The discount rate used in the internal valuations reflects a real post-tax
weighted average cost of capital (WACC), including country and state risk premia where appropriate, and ranges from 7.0 per cent to 9.5 per cent across the Group (2023: 7.0 per cent to 9.5 per cent). Cash flow forecasts used as the basis for impairment testing include asset specific risks, including climate-related risks such as operational interruptions as a result of physical climate-related risks, and therefore the Group does not include a separate climate-related risk adjustment in the Group’s WACC.
Further detail on the Group’s significant judgements and estimates that inform the planning range and FY2024 impairment assessments, is included in note 13 ‘Impairment of non-current assets’.
In addition to the planning range, and as described below in ‘Paris Agreement and 1.5°C scenarios’, the Group uses its 1.5°C scenario, which implies a global average temperature increase of 1.5°C by CY2100, to test resilience of the Group’s portfolio in a rapidly decarbonising world.
Physical climate-related risks and asset carrying values
The Group’s operations are exposed to physical climate-related risks. In FY2024, the Group continued to progress studies of physical climate-related risks to better understand the potential impacts on safety, productivity and cost, with the work to continue in FY2025.
The studies consider potential impacts of acute and chronic risks from material climate hazards, which differ based on an operated asset’s geographic region, asset infrastructure and operational processes. The studies are ongoing and therefore the Group’s consideration of physical climate-related risks, including factors such as potential operational interruptions caused by extreme weather events, therefore includes only the Group’s current best estimates of related potential financial impacts.
Given the complexity of physical climate-related risk modelling and the status of the Group’s ongoing physical risk assessment process, the identification of additional risks and/or the detailed development of the Group’s response may result in material changes to financial results and the carrying values of assets and liabilities in future reporting periods.
Application of carbon pricing assumptions and acquisition of carbon credits
The Group’s carbon credits and offsetting strategy is managed at the Group level. However, investment decisions and asset valuations used for the purposes of impairment testing consider carbon price assumptions in relevant regions by applying a carbon price to estimated unmitigated Scopes 1 and 2 GHG emissions over the life of the respective operation.
In determining the Group’s strategy and carbon price forecast, factors including a country’s current and announced climate policies, targets and societal factors, such as public acceptance and demographics, are considered. As at the date of these Financial Statements, the carbon price used in asset valuations reflects the following ranges:

US$ real (July 2024) per tCO 2 -e	FY2030 Low	FY2030 High	FY2050 Low	FY2050 High
Australia	28	83	166	248
Brazil	6	55	138	221
Chile	9	44	166	248
Canada	71	110	221	248
Key customer countries 1	1	193	28	276
The Group currently acquires carbon credits primarily for regulato ry
purposes. The Group’s plan is to achieve its FY2030 operational (Scopes 1 and 2 from operated assets) GHG emissions target through structural abatement, but if there is an unanticipated shortfall in the pathway to achieve the target, there may be a need to surrender voluntary carbon credits to close the performance gap. The Group will not use regulatory carbon credits when determining whether it has achieved its FY2030 target. The Group may also sell carbon credits, depending on internal use requirements, or originate carbon credits through project development or direct investment.

1	Maximum low and high values found across China, India, European Union, United States, Japan, Korea, Indonesia, South Africa, Other Latin and Central America and Other Asia.

Acquired carbon credits are recognised as an asset initially at cost and are subsequently subject to impairment and/or net realisable value assessments. Classification of the asset reflects the intended manner of use:

•	Inventory – where the intended use is uncertain or the carbon credit is available for trading purposes (either separately or ‘bundled’ with sale of a commodity); or

•	Intangible asset – held for regulatory or voluntary surrender
Obligations arising from greenhouse gas emission schemes, such as the Australian Safeguard Mechanism (which requires its largest industrial facilities to surrender eligible carbon credits when their Scope 1 GHG emissions exceed a progressively declining legislated limit, known as the baseline) are recognised as a liability at the reporting date when the Group has an obligation.
During FY2024, the Group surrendered approximately US$1 million in carbon credits (~47,000 tCO
2
-e) to satisfy Australian assets’ FY2023 Safeguard Mechanism obligations. There were no voluntary surrenders.
As at 30 June 2024, the Group recognised:

•	Approximately US$23 million in carbon credits within intangible assets (with no carbon credits classified as inventory) .

•
A
n obligation of US$17 million, representing the FY2024 requirement to surrender eligible carbon credits under the Safeguard Mechanism. The Group intends to satisfy this liability through the surrender of carbon credits in FY2025.

Useful economic lives of property, plant and equipment
The determination of useful lives of the Group’s PP&E requires judgement, including consideration of the Group’s climate change strategy, targets and goals, decarbonisation plans and the possible impact of transition risks on demand for the Group’s commodities.
Useful lives are reviewed each reporting period, including to ensure they do not exceed the remaining expected operating life of the operation in which they are utilised. The remaining lives of the Group’s operations reflect the Group’s planning range and its underlying climate-related assumptions.
A key component of the Group’s operational decarbonisation strategy is the displacement of diesel within the Group’s operations, particularly the haul truck fleet. The Group is supporting the development of new equipment by original equipment manufacturers, including entering into partnerships focused on the development and trialling of electric locomotives and haul trucks.
While technical and commercial development of the technology needed is progressing, the Group’s operational plans generally assume replacement of haul trucks, and other diesel powered equipment, at the end of their useful lives in line with the Group’s regular fleet renewal programs. For example, a significant proportion of the Group’s existing WAIO mining fleet is due for replacement prior to the expected availability of battery electric vehicle solutions. As such, the Group’s decarbonisation plans have not had a material impact on the estimated remaining useful lives of the Group’s existing fleet of assets in FY2024.
Expenditure on operational (Scopes 1 and 2 from operated assets) decarbonisation
The Group set a medium-term target to reduce its operational GHG emissions (Scopes 1 and 2 from operated assets) by at least 30 per cent from the Group’s FY2020 baseline levels by FY2030 and a long-term goal to achieve net zero operational GHG emissions by CY2050. The FY2020 baseline for the medium-term target and subsequent performance is adjusted for acquisitions, divestments and methodology changes.
While the Group’s operational GHG emissions increased in FY2024, compared to FY2023, largely as emissions from organic growth exceeded reductions from decarbonisation activities, the Group remains on track to meet its FY2030 target. Operational decarbonisation activities during FY2024 continued to focus on transitioning the Group’s electricity supply to renewable sources and continuing to progress projects in relation to displacement of diesel. Expenditure in relation to diesel displacement and fugitive methane is expected to increase towards the second half of the decade, with capital expenditure in these areas not material in FY2024.
A significant proportion of the Group’s renewable electricity is currently sourced through power purchase agreements and judgement is required in determining the appropriate accounting treatment of such arrangements. Depending on the specific terms and conditions, power purchase agreements may be recognised as an expense when incurred, a financial derivative or a lease liability, with an associated right of use asset.
In addition to operational expenditure on renewable energy, the Group recognised the following in relation to power purchase agreements at 30 June 2024:

•	US$44 million of lease liabilities, with associated right of use assets (2023: US$ nil )

•	financial derivatives with a fair value of approximately US$92 million (2023: US$ 50 million)
Estimated future cash flows for the Group’s assets include amounts associated with projects aimed at contributing to the achievement of the Group’s medium-term target and long-term goal. These cash flow estimates form the basis of the Group’s impairment assessments as outlined in further detail in note 13 ‘Impairment of non-current
assets’.

The Group estimates up to US$
4 billion (nominal terms) in spend and commitments over the decade to FY2030 to execute the Group’s operational decarbonisation plans. This amount incorporates capital expenditure and lease commitments that were previously expected to be classified as capital expenditure and reflects the incremental cost to facilitate the Group’s reduction in operational GHG emissions (e.g. the additional cost of buying or leasing an electric truck versus the diesel combustion truck it would replace).
Many of the projects planned to commence before FY2030 are likely to extend beyond the Group’s medium-term target period and are expected to make a substantial contribution towards the Group’s long-term goal of net zero operational GHG emissions by CY2050. Significant expenditure on fleet renewal at certain assets, for example Olympic Dam, is expected to occur after FY2030.
As the Group’s climate response is further integrated into
business-as-usual
planning, the spending on climate initiatives is expected to increasingly form part of ordinary course business expenditures.
Any change to the Group’s climate change strategy and future cash flows could impact the expected level of expenditure on operational decarbonisation and the associated Financial Statement significant judgements and key estimates.
Expenditure to support value chain (Scope 3) decarbonisation
The Group continues to invest, including through partnership with others, in potential GHG emissions reduction opportunities in its value chain through technology innovation and development to support GHG emissions reductions by steelmaking customers and in the maritime industry.
However, while the Group seeks to influence reduction opportunities, Scope 3 emissions occur outside of the Group’s direct control. Reduction pathways are dependent on the development, and upstream or downstream deployment of, solutions and/or supportive policy and improvements in Scope 3 emissions measurement. Where possible, the financial impact of the Group’s activities in support of the development of Scope 3 emissions reduction pathways is reflected in these Financial Statements. In FY2024, this included expenditure of approximately US$30 million to support collaborative partnerships, consortiums, research and development and BHP Ventures investments.
Given the inherent uncertainty in future technology and policy advancements, it is not currently possible to reliably estimate or measure the full potential Financial Statement impacts of the Group’s pursuit of its Scope 3 goals and targets.
Timing, scope and expected cost of closure and rehabilitation activities
The extent, timing and cost of the Group’s future closure activities may be impacted by potential physical and transition climate-related impacts. In estimating the potential cost of closure activities, the Group considers factors such as long-term weather outlooks, for example forecast changes in rainfall patterns. Closure cost estimates also consider the impact of the Group’s climate change strategy on the costs and timing of performing closure activities and the impact of new technology where appropriately developed and tested. For example, closure cost estimates largely continue to reflect the use of existing fuel sources for the Group’s equipment while the Group continues to invest in the development of alternative fuel sources and fleet electrification.
The estimated cost of closure activities includes management’s current best estimate in relation to post-closure monitoring and maintenance, which may be required for significant periods beyond the completion of other closure activities and is therefore exposed to potential long-term climate-related impacts. While reflecting management’s current best estimate, the cost of post-closure monitoring and maintenance may change in future reporting periods as the understanding of, and potential long-term impacts from a changing climate continue to evolve.
Given the long-lived nature of the majority of the Group’s assets, the majority of final closure activities are not expected to occur for a significant period of time. However:

•
Acknowledging the wide range of potential energy transition impacts for steelmaking coal demand and the impact of any significant changes in demand on mine lives, for illustrative purposes only, a one-year change in the mine life of the Group’s steelmaking coal assets would, in isolation, change the closure and rehabilitation provisions for those assets by approximately US$40 million.

•
The Group announced in FY2022 the planned closure of NSWEC by FY2030. As such, while the provision is subject to estimation and assumptions, the timing of closure is no longer considered materially susceptible to potential long-term climate-related transition risks.

Further, while the Group is evaluating the approach to the closure of NSWEC and potential expenditure relating to an equitable change and transition for its workforce, the Group continues to engage with its employees and the community to understand and develop the most appropriate transition plan. As the Group’s approach is currently under development with impacted parties, it is not yet supported by a detailed, formal plan or commitment and therefore no provision relating to equitable change and transition costs can be recognised as at 30 June 2024.
More detail on the key judgements and estimates impacting the Group’s closure and rehabilitation provisions is presented in note 15 ‘Closure and rehabilitation provisions’.

Paris Agreement and 1.5°C scenarios
The Group acknowledges that there are a range of energy transition scenarios, including those that are aligned with the goals of the Paris Agreement, that may indicate different outcomes for individual commodities. As noted, indicators show the appropriate measures are not in place globally to drive decarbonisation pathways at a pace or scale required to limit the global average temperature increase to 1.5°C above pre-industrial levels (particularly in hard-to-abate sectors, like steelmaking). However, to the extent governments, institutions, companies, and society increasingly focus on addressing climate change, the potential for a non-linear
and/or more rapid transition trajectory increases.
Accordingly, in addition to the Group’s planning range, which implies a projected global average temperature increase of around 2°C by CY2100, the Group utilises a range of scenarios, including a 1.5°C scenario, when testing the resilience of its portfolio and major investment decisions. In FY2024, the Group developed a new 1.5°C scenario, which does not currently inform the Group’s planning range and intentionally uses aggressive assumptions around political, technological and behavioural change, particularly for hard-to-abate sectors, such as steelmaking. It is designed to specifically test the Group’s current portfolio following changes to its portfolio since the Group’s previous 1.5°C scenario published in the BHP Climate Change Report 2020.

The Group’s 1.5°C scenario is not a forecast of what is likely to occur and represents one of many hypothetical pathways for the future based on different assumptions relating to world-wide economies, including global energy systems. While the Group does not currently see a 1.5°C outcome as likely, a 1.5°C scenario is utilised to inform the Group’s understanding of the potential impacts of an acceleration in global decarbonisation. All 1.5°C scenarios require steep global annual GHG emission reductions, sustained for decades, to stay within a 1.5°C carbon budget (i.e. the total net amount of GHG emissions that can be emitted worldwide to limit global average temperature increase to 1.5°C by CY2100).
The Group continues to monitor global decarbonisation signposts and updates its planning range, associated price outlooks and cost of carbon assumptions. If such signposts indicate the appropriate measures are in place for achievement of a 1.5ºC outcome, this will be reflected in the Group’s planning range.
Capital allocation
The Group includes a 1.5°C scenario sensitivity in capital allocation processes, which compares the demand outlook for the Group’s products in the planning range to that of a rapidly decarbonising global economy, should that eventuate.
Consideration of the Group’s 1.5°C scenario in the capital allocation process is intended to test resilience of the Group’s portfolio and mitigate the risk of stranded assets, and associated impairments, should global measures to achieve a 1.5°C outcome be adopted.
Demand for the Group’s commodities
The Group acknowledges that there are a range of possible energy transition scenarios, including those that are aligned with the aims of the Paris Agreement, that may indicate different outcomes for individual commodities. The Group examines the resilience of its portfolio to a 1.5°C scenario (the Group’s 1.5°C scenario) by considering the impact of the commodity and carbon prices under that scenario using the Group’s latest operating plans.
There are inherent limitations with scenario analysis and it is difficult to predict which, if any, of the range of scenarios the Group utilises might eventuate and none of the scenarios considered constitutes a definitive outcome for the Group. The Group’s 1.5°C scenario has a distinct impact on each of its commodities with current trends impacting the degree of likelihood of future outcomes aligning with different elements of the scenario. However, based on current trends, it is considered unlikely that the Group’s 1.5°C scenario would occur.
As the electrification megatrend is well underway, there is a higher likelihood of a positive impact to demand reflected in the Group’s 1.5°C scenario eventuating for commodities which stand to benefit from this megatrend, including copper, nickel and uranium.
The Group’s 1.5°C pathway for potash is driven by increasing competition for land and the need for agricultural productivity.
The long-term commodity prices for potash, copper, nickel and uranium under the Group’s 1.5°C scenario are favourable to or materially consistent with the price outlooks from the base case of the Group’s planning range. Price-only sensitivities using the prices derived from the Group’s 1.5°C scenario do not indicate an illustrative impairment for those commodities.
However, the global steelmaking sector, like many hard-to-abate sectors, is not currently seeing the investment, policy settings or technological progress needed to align with the trajectory in the Group’s 1.5°C scenario. The Group’s 1.5°C scenario assumes an aggressive decarbonisation pathway for the steelmaking sector as a result of increased scrap collection, progression or acceleration of currently challenging, evolving or early-stage decarbonisation technologies and top-down government policies. The current signposts do not indicate progress in line with this trajectory.
While GHG emissions intensity of steel production reduces significantly in the Group’s 1.5°C scenario, underlying demand for steel (including the proportion from ore-based steel production) remains strong. As such, the price derived from the Group’s 1.5°C scenario for iron ore remains materially aligned with the Group’s base case assumptions and does not indicate an illustrative impairment.
The assumptions within the Group’s 1.5°C scenario result in a greater relative impact to steelmaking coal prices, compared to the base case assumptions. Under the Group’s base case assumptions within the planning range, headroom in excess of US$6 billion exists between the carrying value of the Group’s steelmaking coal assets and their estimated valuation. In a price-only sensitivity, using the prices derived from the Group’s 1.5°C scenario, while current headroom would reduce, no illustrative impairment of the Group’s steelmaking coal assets is indicated.
In addition, to provide further analysis of the risk of potential impairment in a 1.5°C scenario, the Group has also performed a price-only sensitivity for steelmaking coal assets under a 1.5°C scenario published by Wood Mackenzie, a research and consultancy business for the global energy, power and renewables, subsurface, chemicals and metals and mining industries. This further analysis acknowledges the wide range of potential energy transition impacts for steelmaking coal.
Under the Wood Mackenzie 1.5°C scenario, reflecting the prices outlined below, a price-only sensitivity would also reduce the current headroom on the Group’s steelmaking coal assets, but does not indicate an illustrative impairment.

Price source	CY2030 Price (real, US$/tonne)	CY2050 Price (real, US$/tonne)
Wood Mackenzie Net Zero (1.5°C) Scenario (June 2024)	180	143
The Group considers that it is currently impracticable to fully assess all potential Financial Statement impacts in scenario analysis. Accordingly, these price-only sensitivities reflect different prices while assuming that all other factors in the asset valuations, such as production and sales volumes, capital and operating expenditures, carbon pricing and the discount rate, remain unchanged from those used in the Group’s FY2024 impairment assessments. As such, the sensitivities do not attempt to assess all potential impacts, including those on asset valuations, that may arise under a 1.5°C scenario and do not consider any actions the Group would take in respect of operating and investment plans to mitigate the cash flow and valuation impacts that may arise in a 1.5°C scenario.